UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 8, 2009
Date of Report (Date of earliest event reported)

TERRACE VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50569	91-2147101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Peace Portal Drive, Suite 202,
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 220-5218
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On April 8, 2009, Terrace Ventures Inc. (the “Company”) issued 600,000 units at a price of $0.02 per unit for total proceeds of $12,000. Each unit is comprised of one share of the Company’s common stock and one share purchase warrant. Each share purchase warrant will entitle the holder to purchase one additional share of the Company’s common stock at a price of $0.03 per share for a period ending April 7, 2011.

The private placement was completed pursuant to the provisions of Regulation S promulgated under the Securities Act of 1933. The Company did not engage in a distribution of this offering in the United States. The investors represented that they were not US persons as defined in Regulation S, and have provided representations indicating that they were acquiring the Company’s securities for investment purposes only and not with a view towards distribution.

This private placement offering of up to 7,500,000 units was approved by the Company's board of directors on January 22, 2009. On April 8, 2009, the Company's board of directors determined to terminate the offering of any further units under this offering.

The proceeds will be used to retire corporate indebtedness and for general corporate purposes.

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE.

Private Placement

On April 8, 2009, the Company's Board of Directors has approved a private placement offering of up to 3,000,000 units (the “Units”) at a price of $0.04 US per Unit, with each Unit consisting of one share of the Company’s common stock and one share purchase warrant. Each share purchase warrant entitles the holder to purchase an additional share of common stock exercisable for a period of two years at a price of $0.05 US per share.

The private placement offering will be made to persons who are not “U.S. Persons” as defined in Regulation S.

The proceeds of the private placement offering will be used to retire corporate indebtedness and for general corporate purposes. There is no assurance that the private placement offering or any part of it will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRACE VENTURES INC.

Date: April 8, 2009
	By:	/s/ Howard Thomson

HOWARD THOMSON
President and Chief Executive Officer